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                                                                    EXHIBIT 99.2


                             COOPER INDUSTRIES, INC.
                         ADDITIONAL SEGMENT INFORMATION
                                      1998


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
                                                                                       Quarter Ended
                                                            --------------------------------------------------------------------
                                                               March 31,           June 30,         Sept 30,          Dec 31,
                                                                 1998                1998             1998             1998
                                                            ----------------     -------------     ------------     ------------
                                                                                       (in millions)
REVENUES:
   Electrical Products                                               $706.0            $723.9           $724.0           $670.5
   Tools & Hardware                                                   188.1             227.3            200.0            211.4
                                                            ----------------     -------------     ------------     ------------
      Total Revenues                                                 $894.1            $951.2           $924.0           $881.9
                                                            ================     =============     ============     ============

SEGMENT OPERATING EARNINGS:
WITHOUT NONRECURRING ITEMS
   Electrical Products                                               $116.6            $122.9           $124.5           $115.0
   Tools & Hardware                                                    25.2              34.5             25.3             27.4
                                                            ----------------     -------------     ------------     ------------
      Total Earnings                                                  141.8             157.4            149.8            142.4

NONRECURRING ITEMS:
   Electrical Products                                                                                                     42.6
   Tools & Hardware                                                                                                         8.7
                                                            ----------------     -------------     ------------     ------------
      Total Nonrecurring Items                                          0.0               0.0              0.0             51.3

SEGMENT OPERATING EARNINGS:
WITH NONRECURRING ITEMS
   Electrical Products                                                116.6             122.9            124.5             72.4
   Tools & Hardware                                                    25.2              34.5             25.3             18.7
                                                            ----------------     -------------     ------------     ------------
      Total Earnings                                                  141.8             157.4            149.8             91.1

Nonrecurring gains                                                                                                        135.2
Corporate nonrecurring items                                                                                                2.3
General Corporate expense                                              14.5              13.8              9.8              9.4
Interest expense                                                       25.3              27.4             34.8             14.4
                                                            ----------------     -------------     ------------     ------------
Consolidated income from continuing operations
  before income taxes                                                $102.0            $116.2           $105.2           $200.2
                                                            ================     =============     ============     ============

RETURN ON REVENUES:
WITHOUT NONRECURRING ITEMS
   Electrical Products                                                16.5%             17.0%            17.2%            17.2%
   Tools & Hardware                                                   13.4%             15.2%            12.6%            13.0%
      Total                                                           15.9%             16.5%            16.2%            16.1%
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